EXHIBIT 24.1

                                POWER OF ATTORNEY

                     (1995 Stock Incentive Plan, as amended)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of RadiSys Corporation, does hereby constitute and appoint Glenford J. Myers and Brian V. Turner, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of RadiSys Corporation or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable RadiSys Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of RadiSys Corporation issuable pursuant to its 1995 Stock Incentive Plan, as amended, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of RadiSys Corporation or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  January 30, 1998



GLENFORD J. MYERS                      DR. WILLIAM W. LATTIN
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Glenford J. Myers                      Dr. William W. Lattin



BRIAN V. TURNER                        JAMES F. DALTON
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Brian V. Turner                        James F. Dalton



JEAN CLAUDE PETERSCHMITT               RICHARD J. FAUBERT
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Jean Claude Peterschmitt               Richard J. Faubert



                                       C. SCOTT GIBSON
                                       ----------------------------------
                                       C. Scott Gibson